www.TractorSupply.com

TRACTOR SUPPLY COMPANY ACQUIRES VIP PETCARE VETERINARY SERVICES
Acquisition of the largest provider of mobile veterinary care in the US expands affordable, convenient veterinary services for Tractor Supply customers

BRENTWOOD, Tenn., May 28, 2026 – Tractor Supply Company (NASDAQ: TSCO), the largest rural lifestyle retailer in the United States (the “Company”), today announced it has acquired the veterinary services business VIP Petcare (operating as VIP Petcare and PetVet) from PetIQ, a Bansk Group company.

VIP Petcare is the largest provider of mobile veterinary care in the United States, operating community clinics in approximately 2,700 retail locations with national and regional retail partners, including 1,700 Tractor Supply locations, across 39 states and serving more than one million pets annually. Bringing VIP Petcare’s veterinary services capabilities in-house strengthens Tractor Supply’s existing pet health platform.

Strategic Rationale
•Enhances Tractor Supply’s position as the trusted destination for affordable, convenient pet care in underserved rural and exurban markets across America
•Creates a differentiated, end-to-end pet care offering spanning veterinary services, pharmacy, pet services and retail
•Combines VIP Petcare’s in-store veterinary clinics and 24/7 vet access and Allivet’s pharmacy capabilities, all anchored by Tractor Supply’s nationwide footprint, into a seamless omnichannel offering
•Increases customer engagement and enhances opportunities for the Company’s Neighbor’s Club loyalty program
•Unlocks long-term growth potential through integrated services, expanded pet care access including veterinarian telehealth and increased customer lifetime value in an asset-light manner

“VIP Petcare has been a strong partner in helping us expand access to affordable pet care, and this acquisition builds on the unique combination of assets we have assembled across veterinary services, pet specialty, digital pharmacy and retail stores to better serve the millions of Tractor Supply customers who care for pets and animals, while continuing to support pet parents through VIP Petcare’s broader retail partner network. We believe this transaction strengthens our long-term competitive positioning while leveraging existing infrastructure and customer relationships in a capital-efficient manner,” said Hal Lawton, President and Chief Executive Officer of Tractor Supply. “By bringing together VIP Petcare’s leading veterinary services platform with Tractor Supply’s nationwide footprint, Neighbor’s Club loyalty program and Allivet’s digital pharmacy capabilities, we are creating meaningful opportunities to further leverage our pet care portfolio through a differentiated omnichannel offering. We are incredibly excited to welcome the VIP Petcare team to Tractor Supply as we build the future of pet care together.”

“We believe this transaction represents a great outcome for both PetIQ and Tractor Supply and an exciting next chapter for our Veterinary Services business. Tractor Supply is uniquely positioned to continue growing and investing in the Veterinary Services business, creating exciting long-term opportunities for our teams to continue delivering exceptional care to pets and families across the country,” said Camillo Pane, Chief Executive Officer of PetIQ.

“Tractor Supply has been our largest and most strategic retail partner for more than a decade, and the cultural and operational fit is exceptional,” said Ari Macerollo, Vice President and Head of Veterinary Services at VIP Petcare. “Joining Tractor Supply gives our veterinarians, field teams and pet parents an even stronger platform to continue delivering high-quality, affordable veterinary care to communities across the country through Tractor Supply locations and our broader network of retail partners.”

Founded in 1995 and headquartered in Eagle, Idaho, VIP Petcare has grown to become the largest provider of mobile veterinary care in the United States, hosting more than 60,000 community veterinary clinics annually and serving more than one million pets each year through a network of approximately 2,500 contracted veterinarians and 36 field offices across 39 states. Operating under the VIP Petcare and PetVet brands, the business runs 90-minute community clinics at host retail locations with walk-in and online pre-registration available, delivering essential preventive care, including vaccines, diagnostic testing, flea, tick and heartworm prevention, deworming, microchipping and nail trimming, at price points that are more than 50% less than a traditional veterinary visit.

Financial terms of the transaction were not disclosed. Centerview Partners served as financial advisor, and Sidley Austin served as legal counsel to Tractor Supply. William Blair served as financial advisor, and Davis Polk served as legal counsel to Bansk Group and PetIQ.

About Tractor Supply Company
For more than 85 years, Tractor Supply Company (NASDAQ: TSCO) has been passionate about serving the needs of recreational farmers, ranchers, homeowners, gardeners, pet enthusiasts and all those who enjoy living Life Out Here. Tractor Supply is the largest rural lifestyle retailer in the U.S., ranking 296 on the Fortune 500. The Company’s more than 52,000 Team Members are known for delivering legendary service and helping customers pursue their passions, whether that means being closer to the land, taking care of animals or living a hands-on, DIY lifestyle. In store and online, Tractor Supply provides what customers need – anytime, anywhere, any way they choose at the low prices they deserve.

As part of the Company’s commitment to caring for animals of all kinds, Tractor Supply is proud to include Petsense by Tractor Supply, a pet specialty retailer, and Allivet, a leading online pet and animal pharmacy, in its family of brands. Together, Tractor Supply is able to provide comprehensive solutions for pet care, livestock wellness and rural living, ensuring customers and their animals thrive. From its stores to the customer’s doorstep, Tractor Supply is here to serve and support Life Out Here.

As of March 28, 2026, the Company operated 2,435 Tractor Supply stores in 49 states and 206 Petsense by Tractor Supply stores in 23 states. For more information, visit www.tractorsupply.com and www.Petsense.com.

Forward-Looking Statements
This press release contains forward-looking statements. The forward-looking statements included herein are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, which address activities, events, or developments that we expect or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate” and/or the negatives or variations of these terms or similar terminology. Such forward-looking statements include those that address activities, events or developments that the Company or its management believes or anticipates may occur in the future, including the anticipated benefits of the transaction, such as anticipated tax benefits, earnings enhancements and synergies. All forward-looking statements are based upon the Company’s current expectations, various assumptions, and data available from third parties. The Company’s expectations and assumptions are expressed in good faith, and the Company believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including: the risk that we may be unable to successfully integrate the acquired business; the risk that anticipated benefits of the transaction, including expected synergies, growth opportunities and strategic objectives, may not be realized in the anticipated timeframe or at all; potential adverse effects on relationships with employees, customers and other business partners; risks relating to licenses, permits and other governmental authorizations associated with the acquired business; the diversion of management’s attention from ongoing business operations and opportunities and the other factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2025, subsequent Quarterly Reports on Form 10-Q and in the Company’s other filings with the Securities and Exchange Commission which are available at http://sec.gov. For any forward-looking statements contained in this or any other document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and assumes no obligation to update publicly or revise any forward-looking statements in light of new information or future events.

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Contacts:
Mary Winn Pilkington (615) 440-4212
corporatecommunications@tractorsupply.com
investorrelations@tractorsupply.com